The instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. The Depositary or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this document for addresses and telephone numbers).

LETTER OF ACCEPTANCE AND TRANSMITTAL

for COMMON SHARES
of
GOLDCORP INC.
pursuant to the Offer dated January 7, 2005
of
GLAMIS GOLD LTD.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 9:00 P.M. (Toronto time) ON FEBRUARY 14, 2005 (THE “EXPIRY TIME”) UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

       This Letter of Acceptance and Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany share certificates for common shares (the “Goldcorp Shares”) of Goldcorp Inc. (“Goldcorp”) deposited pursuant to the offer (the “Offer”) dated January 7, 2005, made by Glamis Gold Ltd. (“Glamis”) to holders of Goldcorp Shares.

      The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer to Purchase (the “Offer to Purchase”) and accompanying Circular (together, the “Offer to Purchase and Circular”), dated January 7, 2005, have the meanings ascribed to them in the Offer to Purchase and Circular.

      Holders of Goldcorp Shares who wish to deposit such Goldcorp Shares but whose certificates for such Goldcorp Shares are not immediately available or who cannot deliver all the certificates and Letter of Acceptance and Transmittal to the Depositary at or before the Expiry Time must deposit their Goldcorp Shares according to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase, “Procedure for Guaranteed Delivery”. See Instruction 2, “Procedure for Guaranteed Delivery”.

      This Letter of Acceptance and Transmittal is to be used if certificates are to be forwarded herewith.

      Delivery of this Letter of Acceptance and Transmittal to an address other than as set forth below will not constitute a valid delivery to the Depositary. You must sign this Letter of Acceptance and Transmittal in the appropriate space provided below and if you are a U.S. shareholder, you must also complete the Substitute Form W-9 set forth below (see Instruction 9, “Backup Withholding”).

TO:      Glamis Gold Ltd.

AND TO: Computershare Investor Services Inc. (the “Depositary”), at its offices set out herein

      The undersigned delivers to you the enclosed certificate(s) for Goldcorp Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Goldcorp Shares. The following are the details of the enclosed certificate(s):

SHARES

		Number of Goldcorp Shares	Number of Goldcorp Shares
Certificate Number(s)*	Name(s) in which Registered	Represented by Certificate	Deposited*

TOTAL:

(If space is insufficient please attach a list to this Letter of Acceptance and Transmittal in the above form. See Instruction 10(a).)

*	Unless otherwise indicated, all Goldcorp Shares evidenced by any certificate(s) submitted to the Depositary will be deemed to have been deposited under the Offer. See Instruction 6, “Partial Deposits”.

     The undersigned acknowledges receipt of the Offer to Purchase and Circular and represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Goldcorp Shares covered by this Letter of Acceptance and Transmittal (the “Deposited Shares”) and any Other Securities (as defined below) being deposited; (ii) the undersigned or the Person on whose behalf the Deposited Shares (and Other Securities) are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 under the U.S. Exchange Act) the Deposited Shares that are being deposited (and any Other Securities); (iii) the Deposited Shares and Other Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares and Other Securities, to any other Person; (iv) the deposit of the Deposited Shares and Other Securities complies with applicable laws; and (v) when the Deposited Shares and Other Securities are taken up and paid for by Glamis, Glamis will acquire good title thereof, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute an agreement between the depositing holder of Deposited Shares and Glamis in accordance with the terms and conditions of the Offer.

      IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offer to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Shares and delivers to you the enclosed Goldcorp Share certificate(s) representing the Deposited Shares and, on and subject to the terms and conditions of the Offer to Purchase, deposits, sells, assigns and transfers to Glamis all right, title and interest in and to the Deposited Shares, and in and to all rights and benefits arising from the Deposited Shares.

      If, on or after the date of the Offer, Goldcorp should declare or pay any dividend (other than its current regular monthly dividend) or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to the Goldcorp Shares that is payable or distributable to the holders of the Goldcorp Shares on a record date that precedes the date of transfer of the Goldcorp Shares into the name of Glamis or its nominees or transferees on the share register maintained by or on behalf of Goldcorp, then without prejudice to Glamis’ rights under Section 2 of the Offer to Purchase, “Conditions to the Offer”, in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing holder of Goldcorp Shares, and to the extent that such dividends, distributions or payments do not exceed the value of the consideration per Goldcorp Share payable by Glamis pursuant to the Offer (as determined by Glamis), the Offered Consideration will be reduced by that number of Glamis Shares having a value equal, based upon the Current Market Price, to the amount of any such dividend, distribution or payment.

      If the undersigned’s Goldcorp Share certificates are not immediately available or the undersigned cannot deliver its Goldcorp Share certificates and all other required documents to the Depositary no later than the Expiry Time, the undersigned must deliver its Goldcorp Shares according to the guaranteed delivery procedures set forth in Section 5 of the Offer to Purchase, “Procedure for Guaranteed Delivery”. The undersigned irrevocably appoints each officer of the Depositary and each officer of Glamis and any other Person designated by Glamis in writing, as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Deposited Shares registered in the name of the undersigned on the books of Goldcorp and deposited pursuant to the Offer and purchased by Glamis (the “Purchased Securities”), and with respect to any and all dividends (other than certain cash dividends), distributions, payments, securities, rights, warrants, assets or other interests which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased Securities on or after the date of the Offer (collectively, “Other Securities”), except as otherwise indicated in Section 7 of the Offer to Purchase, “Changes in Capitalization of Goldcorp.; Dividends and Distributions; Liens”.

      The power of attorney will be granted upon execution of this Letter of Acceptance and Transmittal and shall be effective on and after the date that Glamis takes up and pays for Purchased Securities (the “Effective Date”), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) register or record the transfer of Purchased Securities and Other Securities on the registers of Goldcorp; (ii) execute and deliver, as and when requested by Glamis, any instruments of proxy, authorization or consent in form and on terms satisfactory to Glamis in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes, including in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of Goldcorp; (iii) execute and negotiate any cheques or other instruments representing any Other Securities payable to the undersigned; and (iv) exercise any rights of the undersigned with respect to such Purchased Securities and Other Securities, all as set forth in this Letter of Acceptance and Transmittal.

      The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of Goldcorp Shares or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to Glamis any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to Glamis, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the Person or Persons specified by Glamis as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

      The undersigned covenants and agrees to execute, upon request of Glamis, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to Glamis and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      The undersigned instructs Glamis and the Depositary, upon Glamis taking up the Deposited Shares, to mail certificates representing the Glamis Shares to which the undersigned is entitled together with a cheque, payable in U.S. funds, representing any cash payment to which the undersigned may be entitled by first class mail, postage prepaid, or to hold such certificates and cheque, if any, for pick-up, in accordance with the instructions given below. Should any Deposited Shares not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that Glamis has no obligation pursuant to the instructions given below to transfer any Deposited Shares from the name of the registered holder thereof if Glamis does not purchase any of the Deposited Shares.

      By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par les offres acceptées par cette lettre d’acceptation et d’envoi, de même que tous les documents qui s’y rapportent, soient réputés exclusivement en langue anglaise.

BLOCK A

ISSUE CERTIFICATES IN THE NAME OF:

(please print or type):

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone — Business Hours)

(Tax Identification, Social Insurance or
Social Security Number; See Substitute Form W-9
included herein)

BLOCK B

SEND CERTIFICATE/ CHEQUE

(Unless Block “C” is checked) TO:
(please print or type):

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

BLOCK C

☐	HOLD SHARE CERTIFICATES AND CHEQUE FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED.

(Check box)

BLOCK D

☐	CHECK HERE IF SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

(please print or type)

Name of Registered Holder

 Date of Execution of Notice

Window Ticket Number (if any)

Name of Institution which Guaranteed Delivery

BLOCK E

DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

The owner signing above represents that the member of the Soliciting Dealer Group who solicited and obtained this deposit is:
(please print or type)

(Firm)	(Registered Representative)	(Telephone Number)

(Address)	(Fax)

☐     CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED

☐     CHECK HERE IF DISKETTE TO FOLLOW

SIGN HERE

If you are a U.S. shareholder also complete

accompanying Substitute Form W-9

Signature guaranteed by (if required under Instruction 4):

Dated: --------------------, 2005
Authorized Signature of Guarantor	Signature of holder of Shares or Authorized Representative — See Instructions 3 and 5
Name of Guarantor (please print or type)	Name of holder of Shares (please print or type)
Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable
Daytime telephone number of holder of Shares or Authorized Representative
Daytime facsimile number of holder of Shares or Authorized Representative
Tax Identification, Social Insurance or Social Security Number of holder of Shares (See Substitute Form W-9 included herein)

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number (“TIN”)

Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number (“TIN”)	Part 2 —

Certification — Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) after being so notified, the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).
Signature:
Name:
Date:
Address:
	(Please Print)	Part 3 — Awaiting TIN ☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:

 Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or Employer Identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or on-line at www.ssa.gov/online/ss5.html. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can obtain Forms W-7 and SS-4 by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The U.S. or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the U.S., or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments made by certain foreign organizations.

Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(2), 6045 and 6050A of the Code and the regulations promulgated thereunder.

Privacy Act Notice.  — Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS

1.	Use of Letter of Acceptance and Transmittal

(a)	This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) together with accompanying certificates representing the Deposited Shares and all other documents required by the terms of the Offer to Purchase and this Letter of Acceptance and Transmittal must be received by the Depositary at any of the offices specified on the back cover page no later than 9:00 p.m. (Toronto time), on February 14, 2005, unless the Offer in respect of the Goldcorp Shares is extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

(b)	The method used to deliver this Letter of Acceptance and Transmittal and any accompanying certificates representing Goldcorp Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary. Glamis recommends that the necessary documentation be hand delivered to the Depositary at any of its offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Holders of Goldcorp Shares whose Goldcorp Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Goldcorp Shares.

2.                Procedure for Guaranteed Delivery

      If a holder of Goldcorp Shares wishes to deposit such Goldcorp Shares pursuant to the Offer and certificates for such Goldcorp Shares are not immediately available or the holder cannot deliver the certificates and Letter of Acceptance and Transmittal to the Depositary no later than the Expiry Time, those Goldcorp Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	such deposit is made only at the principal office of the Depositary in Toronto, Ontario by or through an Eligible Institution;

(b)	a properly completed and duly executed Notice of Guaranteed Delivery (or a manually signed facsimile) is received by the Depositary at its principal office in Toronto, Ontario at or before the Expiry Time; and

(c)	the certificate or certificates representing the deposited Goldcorp Shares, in proper form for transfer, together with a properly completed and duly signed Letter of Acceptance and Transmittal (or a manually signed facsimile copy) and other documents required by this Letter of Acceptance and Transmittal, are received at the Toronto office of the Depositary by 5:00 p.m. (Toronto time) on the third trading day on the Toronto Stock Exchange after the Expiry Date.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the applicable address set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Acceptance and Transmittal and accompanying Share certificates to any office other than such office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

      An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks or trust companies in the United States.

3.	Signatures

      This Letter of Acceptance and Transmittal must be completed and signed by the registered holder of Deposited Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

(b)	If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.	Guarantee of Signatures

      If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of Goldcorp or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

5.                Fiduciaries, Representatives and Authorizations

      Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. Glamis or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.	Partial Deposits

      If less than the total number of Goldcorp Shares evidenced by any certificate submitted is to be deposited, fill in the number of Goldcorp Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, the Depositary will use commercially reasonable efforts to cause new certificate(s) for the number of Goldcorp Shares not deposited to be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Goldcorp Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Solicitation

      Identify the dealer or broker, if any, who solicited acceptance of the Offer by completing the appropriate box on this Letter of Acceptance and Transmittal and present a list of beneficial holders, if applicable.

8.	Stock Transfer Taxes

      Except as otherwise provided in this Instruction 8, Glamis will pay all stock transfer taxes with respect to the transfer and sale of any Goldcorp Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Goldcorp Shares not deposited or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if deposited certificates for Goldcorp Shares are registered in the name of any person other than the person(s) signing this Letter of Acceptance and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Goldcorp Shares purchased unless evidence satisfactory to Glamis, in its sole discretion, of the payment of such taxes, or exemption therefrom, is submitted.

9.     Backup Withholding

      Under U.S. federal income tax law, a shareholder whose Deposited Shares are accepted for payment pursuant to the Offer may be subject to backup withholding on the value of the Glamis Shares received by that shareholder at a rate of 28%.

      US Residents. To prevent backup withholding, a shareholder that is a resident of the United States for United States federal income tax purposes is required to notify the Depositary of the shareholder’s current taxpayer identification number (“TIN”) by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such shareholder is awaiting receipt of a TIN), and that (i) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder pursuant to the Offer may be subject to backup withholding (see below).

      Each shareholder is required to give the Depositary the TIN (e.g., Social Security number or employer identification number) of the record holder of the Goldcorp Shares. If the Goldcorp Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. A shareholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such shareholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder must also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the shareholder has furnished the Depositary with his or her TIN by the time payment is made. A shareholder who checks the box in Part 3 in lieu of furnishing a TIN should furnish the Depositary with the shareholder’s TIN as soon as it is received.

      Certain shareholders (including, among others, all corporations) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a shareholder who is a resident of the United States for United States federal income tax purposes and is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing “exempt” on the face of the form.

      All shareholders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements and to determine which form should be used to avoid backup withholding.

      If backup withholding applies, the Depositary is required to withhold 28% of any payments to be made to the shareholder. Backup withholding is not an additional tax. Rather, the U.S. tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

10.	Miscellaneous

(a)	If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b)	If Deposited Shares are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be acceptable and no fractional Goldcorp Shares will be purchased. All depositing holders of Goldcorp Shares by execution of this Letter of Acceptance and Transmittal (or a facsimile hereof) waive any right to receive any notice of the acceptance of Deposited Shares for payment, except as required by applicable law.

(d)	The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

(e)	Glamis will not pay any fees or commissions to any broker or dealer or any other Person for soliciting deposits of Goldcorp Shares pursuant to the Offer except as otherwise set forth in the Offer to Purchase (other than to the Dealer Manager, the Soliciting Dealer and the Depositary).

(f)	Additional copies of the Offer and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at the addresses listed below.

(g)	Glamis will determine, in its sole discretion, all questions as to the validity, form, eligibility and acceptance of any deposit of Shares and its determination shall be final and binding. Glamis reserves the right to reject any or all deposits determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of Glamis’ counsel, be unlawful. None of Glamis, the Depositary nor any other person is or will be obligated to give notice of defect or irregularities in deposits of Shares, nor shall any of them incur any liability for failure to give any such notice.

11.                 Lost Certificates

      If a Goldcorp Share certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to Goldcorp’s registrar and transfer agent so that the transfer agent may provide replacement requirements, which must be completed and returned to the Depositary prior to the Expiry Time.

      THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY NO LATER THAN THE EXPIRY TIME.

The Depositary for the Offer is:

COMPUTERSHARE INVESTOR SERVICES INC.

Toronto

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, Ontario M5C 3H2 Attn: Corporate Actions		By Hand or by Courier 100 University Avenue 9th Floor Toronto, Ontario M5J 2Y1
Toll Free: 1-800-564-6253 E-Mail: service@computershare.com
Vancouver
By Hand or by Courier 510 Burrard Street, 2nd Floor Vancouver, British Columbia V6C 3B9
The Information Agent for the Offer is:
GEORGESON SHAREHOLDER COMMUNICATIONS CANADA, INC.
66 Wellington Street West TD Tower, Suite 5210 Toronto Dominion Centre Toronto, Ontario M5K 1J3

North American Toll Free Number: 1-877-288-7946

       Any questions and requests for assistance may be directed by holders of Shares to the Depositary or the Information Agent at their respective telephone numbers and locations set out above. Holders of Shares may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.